UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2022

INOTIV, INC.
(Exact name of registrant as specified in its charter)

Indiana	0-23357	35-1345024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 KENT AVENUE WEST LAFAYETTE, indiana	47906-1382
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (765) 463-4527

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	NOTV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 29, 2022, Inotiv, Inc. (the “Company”), certain subsidiaries of the Company (the “Subsidiary Guarantors”), the lenders party thereto, and Jefferies Finance LLC, as administrative agent (the “Agent”), entered into a Second Amendment (“Amendment”) to the Credit Agreement, dated November 5, 2021, as amended by that First Amendment on January 27, 2022 (as amended, the “Credit Agreement”).

The Amendment provides for, among other things, an extension to the earlier of January 13, 2023 and the date by which the Company is required to file its Annual Report on Form 10-K for such fiscal year with the Securities and Exchange Commission under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (giving effect to any grace period provided by Rule 12b-25 under the Exchange Act (or any successor thereto)), of the requirements to provide to the lenders the audited financial statements for the Company’s fiscal year ended September 30, 2022 and an annual budget for 2023. The Amendment adds a requirement that the Company provide, within 30 days after the end of each month, an unaudited consolidated balance sheet, statement of income and statement of cash flows as of the end of, and for, such month, as well as a “key performance indicator” report. The Amendment also requires that, within 10 business days after the end of each month, the Company will provide a rolling 13-week cash flow forecast prepared on a monthly basis. The Amendment further provides that, upon the request of the Required Lenders (as defined in the Credit Agreement), the Company will permit a financial advisor designated by the Required Lenders to meet with management of the Company to discuss the affairs, finances, accounts and condition of the Company during the six-month period following the effective date of the Amendment. In addition, the Amendment requires the Company to deliver an updated organization chart and certain supplemental information regarding the Company’s subsidiaries in connection with each quarterly report required pursuant to the Credit Agreement.

Under the Amendment, the Company may elect to borrow on each of the loan facilities at either an adjusted term secured overnight financing rate (“Term SOFR”) rate of interest or an alternate base rate of interest. Adjusted Term SOFR loans shall accrue interest at an annual rate equal to the applicable Term SOFR rate plus (i) an adjustment percentage equal to between 0.11448% and 0.42826%, depending on the term of the loan (“Adjusted Term SOFR”); provided that, Adjusted Term SOFR shall never be less than 1.00%, and (ii) a margin of between 6.00% and 6.50%, depending on the Company’s then current Secured Leverage Ratio (as defined in the Credit Agreement).  Alternate base rate loans shall accrue interest at an annual rate equal to (i) the highest of (a) the Federal Funds Effective Rate (as defined in the Credit Agreement) plus 0.5%, (b) the Agent’s prime rate and (c) Adjusted Term SOFR for a one-month tenor plus 1.00% (the “Alternate Base Rate”); provided that, the Alternate Base Rate shall never be less than 2.00%, plus (ii) a margin of between 5.00% and 5.50%, depending on the Company’s then current Secured Leverage Ratio.

The Amendment also provides that the Company may not request any credit extensions under the revolving credit facility under the Credit Agreement: (i) prior to delivery of the audited financial statements and related compliance certificate for the fiscal year ended September 30, 2022; and (ii) thereafter, if any of the conditions precedent set forth in Section 4.02 of the Credit Agreement cannot be satisfied, including, without limitation, the making of the representation and warranty that as of the date of the most recent audited financial statements delivered to the Agent, no event, change, circumstance, condition, development or occurrence has had, or would reasonably be expected to result in, either individually or in the aggregate, a Material Adverse Effect (as defined in the Credit Agreement).

In addition, the Amendment provides that, no later than January 13, 2023 (or such later date as the Required Lenders shall agree in their discretion), the Company shall (i) appoint a financial advisor on terms reasonably acceptable to the Required Lenders and the Company for a term of at least six months, (ii) provide a 13-week budget to the Agent, and (iii) deliver a perfection certificate supplement updating certain information previously provided with respect to each of the Company and the Subsidiary Guarantors, including information regarding certain collateral and other assets owned by such parties.

The Company is continuing to discuss additional amendments that it expects will be necessary related to the financial covenants in the Credit Agreement, as well as related matters, in connection with the previously-disclosed issues related to non-human primates imported from Cambodia.

The foregoing summary of the Amendment and the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which includes the text of the Credit Agreement, as amended, filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The information in Item 1.01 regarding the Amendment is incorporated by reference in response to this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Second Amendment to Credit Agreement, dated as of December 29, 2022, among Inotiv, Inc., certain subsidiaries of the Company, the lenders party thereto, and Jefferies Finance LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

This document may contain statements that are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs, expectations, and assumptions of management and are subject to significant risks, uncertainties, and changes in circumstances that could cause actual outcomes and results to differ materially from the forward-looking statements. Such risks and uncertainties include, but are not limited to, risks and uncertainties related to the Company’s ability to comply with the amended, updated and new provisions of the Credit Agreement, the ability of the Company to complete its fiscal year 2022 financial statement closing and audit process and provide the required financial information by the extended due date, the impact of the additional requirements under the Amendment on the Company, its operations and financial condition, the ability of the Company and the lenders to agree to additional amendments to the Credit Agreement within the applicable timeframe or at all, and various other market and operating risks, including those detailed in the Company's filings with the U.S. Securities and Exchange Commission. You are cautioned not to rely on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. Forward-looking statements speak only as of the date they are made, and the Company expressly disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INOTIV, INC.

Date: January 5, 2023	By:	/s/ Beth A. Taylor
Chief Financial Officer,
Senior Vice President—Finance